SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)            April 1, 1999
                                                --------------------------------

                             JACKAL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



            Nevada                     33-55254-28             87-0438641
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(State or other jurisdiction        (Commission File          (IRS Employer
      or incorporation)                  Number)           Identification No.)



                1400 East Oakland Park Boulevard, Suite 100, Fort
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                 Lauderdale, Florida 33334 (Address of principal
                     executive offices, including zip code)


Registrant's telephone number, including area code      (888) 442-4474
                                                        --------------


           3098 South Highland Drive, Suite 460, Salt Lake City, Utah
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      84106 (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant
                  --------------------------------

         On April 1, 1999, pursuant to a Stock Purchase Agreement, Fact South, LLC, a Florida limited liability corporation ("FACT"), acquired 10,000,000 shares of the Registrant's authorized and unissued Class A Common Stock. FACT acquired the Registrant's 10,000,000 shares of Class A Common Stock in exchange for all of the issued and outstanding shares of capital stock of Affordable Dealer Services, Inc. ("ADSI"), a Florida corporation, Southeast Dealer Acceptance, Inc. ("SDAI"), a Florida corporation, and Carnet, Inc. ("CNI"), a Florida corporation. The change in control of the Registrant occurred as a result of (i) the issuance to FACT of shares representing approximately 91% of the Registrant's issued and outstanding Class A Common Stock at the completion of the transaction, (ii) the resignation in connection with the exchange, of the Registrant's incumbent directors and officers, and (iii) the election by FACT, as the Registrant's newly controlling stockholder, of its own nominees as the Registrant's directors to fill vacancies created by the aforesaid resignations, and the election in turn by the new Board of Directors of the officers of the Registrant. Except as described above, FACT does not own, directly or indirectly, any other Class A Common Stock of the Registrant. The purpose of the acquisition of the Registrant's Common Stock by FACT is the merger of ADSI, SDAI and CNI into the Registrant. As a result of the stock purchase, the Registrant now has a total of 11,000,000 shares of Class A Common Stock issued and outstanding.

         The following table sets forth, as of the date hereof, certain information with respect to the beneficial ownership of the Registrant's Class A Common Stock by (i) each person known by the Registrant to own beneficially 5% or more of the outstanding Class A Common Stock, (ii) each director of the Registrant, (iii) the executive officers of the Registrant, and (iv) all directors and officers as a group.

                                 Number of Shares of
      Name and Address              Class A Common
   of Beneficial Owners(1)     Stock Beneficially Owned    Percentage Ownership
   -----------------------     ------------------------    --------------------
   Spiro Lazarou(2)                     10,000,000                 90.9%

   Robert Geiger(3)                        315,000                  2.8%

   Peter Loumanis(4)                       -0-                      ___

   Fact South LLC(5)                    10,000,000                 90.9%


                                        2


   All Executive Officers and
    Directors as a Group
    (3 persons)(6)                      10,315,000                 92.1%

-----------------------

(1) Unless otherwise indicated the address of each person is care of the Registrant at Two Prestige Place, 2650 McCormick Drive, Suite 185, Clearwater, Florida
         33759.

(2) Mr. Lazarou is a director and President of the Registrant. Includes 10,000,000 shares of Class A Common Stock held by Fact South LLC. First American Capital Trust, for which Mr. Lazarou is the Trustee, is the beneficial holder of a majority interest in Fact South LLC.

(3) Mr. Geiger is a director of the Registrant. Includes 195,000 shares of Class A Common Stock underlying immediately exercisable options.

(4)      Mr. Loumanis is a director of the Registrant.

(5) First American Capital Trust, for which Mr. Lazarou is the Trustee, is the beneficial owner of a majority interest in Fact South LLC.

(6)      See Notes 1-4.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  --------

         (a)      Financial Statements and Pro Forma Financial Information

                  As of the date of filing the Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements and pro forma financial information required by this Item 7. In accordance with the Item 7(a)(4) of Form 8-K, such audited financial statements shall be filed by amendment to this Form 8-K no later than 60 days after April 16, 1999.

         (b)      Exhibits.

                  10.1 Stock Purchase Agreement dated April 1, 1999 by and between Jackal Industries, Inc. and Fact South, LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                           FIRST CAPITAL RESOURCES.COM, INC.


                                           By: /s/ Spiro Lazarou
                                               ------------------------------
                                                Spiro Lazarou, President

Dated April 16, 1999





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